------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                                   reported):

                               December 10, 1998


                                 PROLOGIS TRUST
             (Exact name of registrant as specified in its charter)



         Maryland                    01-12846                74-2604728
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification No.)



                14100 East 35th Place                 80011
                  Aurora, Colorado                  (Zip Code)


                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (303) 375-9292


                                 Not Applicable
          (Former name or former address, if changed since last report)



------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

              This Current Report on Form 8-K is being filed by ProLogis Trust ("ProLogis") to provide pro forma condensed consolidated financial statements that reflect the proposed merger (the "Merger") of Meridian Industrial Trust, Inc. ("Meridian") with and into ProLogis. ProLogis and Meridian have entered into an Agreement and Plan of Merger (the "Merger Agreement") which was included in ProLogis' Current Report on Form 8-K filed on November 18, 1998.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS AND EXHIBITS

              (a) Financial Statements:

                    None


              (b) Pro Forma Financial Information:

                    Pro  Forma  Condensed   Consolidated  Balance  Sheet  as  of
                    September 30, 1998 (unaudited)

                    Notes to Pro Forma Condensed Consolidated Balance Sheet

                    Pro Forma Condensed Consolidated Statement of Earnings from Operations for the nine months ended September 30, 1998 (unaudited)

                    Pro Forma Condensed Consolidated Statement of Earnings from Operations for the year ended December 31, 1997 (unaudited)

                    Notes to Pro Forma Condensed Consolidated Statements of Earnings from Operations


              (c) Exhibits:

                    None

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          PROLOGIS TRUST




                                 By:    /s/ Edward F. Long
                                     -------------------------------
                                            Edward F. Long
                                      Vice President and Controller



Date:  December 10, 1998        By:    /s/ Shari J. Jones
                                     --------------------------------
                                            Shari J. Jones
                                            Vice President
                                     (Principal Accounting Officer)

                                 PROLOGIS TRUST

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   (Unaudited)


         The accompanying pro forma condensed consolidated financial statements for ProLogis Trust ("ProLogis") reflect the proposed merger (the "Merger") of Meridian Industrial Trust, Inc. ("Meridian") with and into ProLogis. Under the Agreement and Plan of Merger (the "Merger Agreement"), for each share of Meridian common stock held, the holder will receive 1.10 ProLogis common shares ("ProLogis Common Shares") plus up to $2.00 in cash under certain circumstances, and Meridian's Series D preferred stockholders will receive one comparable ProLogis cumulative redeemable preferred share. In addition, ProLogis will assume Meridian's outstanding liabilities. The Merger will be accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

         The accompanying pro forma condensed consolidated financial statements have been prepared based on pro forma adjustments to the pro forma financial statements filed individually by ProLogis and Meridian, which are incorporated by reference. Those pro forma financial statements were previously filed via Current Reports on Form 8-K by each company, which are referenced in the accompanying notes to the condensed consolidated financial statements.

         The accompanying pro forma condensed consolidated balance sheet has been prepared as if the Merger had occurred on September 30, 1998. The accompanying pro forma condensed consolidated statements of earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 have been prepared as if the Merger had occurred on January 1, 1997.

         The pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the Merger and other transactions been completed on the dates indicated or which may be obtained in the future. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of ProLogis and Meridian, as set forth in their respective 1997 Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the nine months ended September 30, 1998 and the pro forma financial statements included in the Current Reports on Form 8-K referred to above.

         The accompanying pro forma condensed consolidated statements of earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 do not give effect to the fully stabilized results of operations related to: (i) facilities under development of both ProLogis and Meridian at September 30, 1998 with a combined total budgeted completion cost of $544.2 million; or, (ii) completed developments of ProLogis and Meridian during 1997 and the first nine months of 1998 with a combined total budgeted completion cost of $678.3 million. Management believes that there will be sufficient depth of management and personnel such that additional facilities can be developed and managed without a significant increase in personnel or other costs. As a result, management believes that the accretion in net earnings from operations and funds from operations from the Merger reflected in the pro forma condensed consolidated statements of earnings from operations is not indicative of the full accretion that is expected to occur on a post-Merger basis.

         In management's opinion, all material adjustments necessary to reflect the effects of the Merger have been made to the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                      (In thousands, except share amounts)
                                   (Unaudited)



                                                                      Meridian
                                                      -----------------------------------------
                                                                            Pro Forma
                                                                  -----------------------------
                                         ProLogis                                                Pro Forma      ProLogis
                                        Pre-Merger    Pre-Merger  Purchase Price     Purchase      Merger      Post-Merger
                  ASSETS                Pro Forma(a)  Pro Forma(b) Adjustments(c)     Value(c)   Adjustments    Pro Forma
                  ------                ----------   -----------  -------------     -----------  -----------   -----------

Real estate                             $ 3,491,480  $ 1,179,783  $   276,048       $ 1,455,831  $    5,550(n) $ 4,952,861
     Less accumulated depreciation          231,526       29,005      (29,005)               --          --        231,526
                                        -----------  -----------  -----------       -----------  ----------    -----------
         Net real estate investment       3,259,954    1,150,778      305,053 (d)     1,455,831       5,550      4,721,335
Investments in and advances to uncon-
     solidated subsidiaries                 525,138       45,907           -- (e)        45,907          --        571,045
Cash and cash equivalents                    27,512        3,535           --             3,535          --         31,047
Restricted cash and cash held in escrow          --       10,912           --            10,912          --         10,912
Note receivable                                  --        8,000           -- (f)         8,000          --          8,000
Accounts receivable and other assets        115,049       31,479      (14,304)(g)        17,175          --        132,224
                                        -----------  -----------  -----------       -----------  ----------     ----------
              Total assets              $ 3,927,653  $ 1,250,611  $   290,749       $ 1,541,360  $    5,550     $5,474,563
                                        ===========  ===========  ===========       ===========  ==========     ==========

              LIABILITIES AND
            SHAREHOLDERS' EQUITY
            --------------------

Liabilities:
     Lines of credit                    $   159,500  $   292,148   $  (48,301)(h)   $   243,847  $   16,613(o)  $    419,960
     Short-term borrowings                  150,000           --           --                --          --          150,000
     Mortgage notes and assessment bonds
         payable                            138,059      103,312        5,794 (i)       109,106          --          247,165
     Long-term debt                         958,586      160,102       (4,015)(i)       156,087          --        1,114,673
     Accounts payable and other
          liabilities                       155,898       50,007        10,304(j)        60,311     (10,304)(p)      205,905
                                         ----------   ----------   -----------      -----------  ----------     ------------
              Total liabilities           1,562,043      605,569       (36,218)         569,351       6,309        2,137,703

Minority interest                            51,358       17,605           --            17,605          --           68,963

Shareholders' equity:
     Series A Preferred Shares              135,000           --           --                --          --          135,000
     Series B Convertible Preferred
          Shares                            194,925       25,000      (25,000)(k)            --          --          194,925
     Series C Preferred Shares              100,000           --           --                --          --          100,000
     Series D Preferred Shares              250,000       50,000           --            50,000     (50,000)(q)      250,000
     Series E Preferred Shares                   --           --           --                --      50,000 (q)       50,000
     Common Shares (123,091,696 historical,
         162,933,442 pro forma)               1,231           32            3 (l)            36         362 (q)(r)     1,629
                                                                            1 (k)
Additional paid-in capital                1,899,342      567,044       73,297 (k)(l)    919,007        (759)(n)    2,802,589
                                                                      278,666 (m)                   (15,001)(r)
Employee share purchase notes               (25,660)          --           --                --          --          (25,660)
Accumulated other comprehensive income          307           --           --                --          --              307
Distributions in excess of net earnings    (240,893)     (14,639)          --           (14,639)     14,639(r)      (240,893)
                                        -----------  -----------  -----------       -----------    --------      -----------
             Total shareholders' equity   2,314,252      627,437      326,967           954,404        (759)       3,267,897
                                        -----------  -----------  -----------       -----------    --------      -----------
             Total liabilities and
                 shareholders' equity   $ 3,927,653  $ 1,250,611  $   290,749       $ 1,541,360    $  5,550      $ 5,474,563
                                        ===========  ===========  ===========       ===========    ========      ===========





          The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                               September 30, 1998
                                   (Unaudited)


(a) Reference is made to ProLogis' Current Report on Form 8-K filed on December 4, 1998 with the Securities and Exchange Commission for the source of ProLogis' pre-Merger pro forma balance sheet as of September 30, 1998. The pre-Merger pro forma balance sheet gives effect to the post September 30, 1998 acquisition of an industrial distribution facility as if the acquisition had occurred as of September 30, 1998.

(b) Reference is made to Meridian's Current Report on Form 8-K filed on December 7, 1998 with the Securities and Exchange Commission for the source of Meridian's pre-Merger pro forma balance sheet as of September 30, 1998. The pre-Merger pro forma balance sheet gives effect to the post September 30, 1998 acquisitions of real estate assets as if these acquisitions had occurred as of September 30, 1998.

         Certain  amounts  have  been   reclassified  to  conform  to  ProLogis'
         presentation.

(c) Represents adjustments to record Meridian's pro forma assets and liabilities at their respective purchase values based on the purchase method of accounting. The assumed purchase price was computed as follows (in thousands):

              Issuance of ProLogis Common Shares (see
                 notes (m) and (q))                              $   905,404
              Issuance of ProLogis Series E preferred
                 shares (see notes (m) and (q))                       49,000
              Assumption of Meridian's liabilities at
                 estimated fair value (see notes (h),
                 (i) and (j))                                        569,351
              Assumption of Meridian's minority interest
                 at book value (which approximates fair
                 value)                                               17,605
                                                                 -----------

                      Assumed purchase price                     $ 1,541,360
                                                                 ===========

(d) Represents the step-up in basis of Meridian's real estate assets in accordance with the purchase method of accounting based on the assumed purchase price (see note (c)). The stepped-up basis indicated is less than the estimated fair value of Meridian's real estate assets. Management's fair value estimates were based on:

          (i) Operating facilities: the application of estimated capitalization
              rates  to  each  operating   facility's   estimated  current  net
              operating income;

         (ii) Developments expected to be completed in 1998: the application of estimated capitalization rates to the facility's estimated net operating income upon completion and adjusting this value to reflect the estimated percentage of completion as of September 30, 1998;

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                            BALANCE SHEET (CONTINUED)
                                  (Unaudited)


        (iii) Developments expected to be completed subsequent to 1998: the actual cost of the development at September 30, 1998 adjusted upward by a factor to reflect the step-up to estimated fair value;

         (iv) Land held for development: the book value at September 30, 1998 was deemed to be the fair value as all land acquisitions occurred within the last 12 months;

          (v) Participating mortgage note receivable included in real estate: represents a participating mortgage note at the actual outstanding principal balance at September 30, 1998. The interest rate of the note was deemed to be comparable to the interest rate that would have been negotiated by the combined company; and,

          (vi) The total value of the assets set forth in items (i) through (v) above exceed the purchase price. Accordingly, the estimated fair value of the long-lived assets (Meridian's real estate assets) were reduced by the amount of this negative goodwill according to generally accepted accounting principles.

(e) The fair value of Meridian's investment in the preferred stock of Meridian Refrigerated, Inc., which owns refrigerated distribution companies, is assumed to be the book value at September 30, 1998. The underlying assets of Meridian Refrigerated, Inc. were acquired in 1998.

(f) Represents a note receivable to Meridian. The fair value of the note is its outstanding principal balance at September 30, 1998 because the interest rate of the note was deemed to be comparable to the interest rate that would have been negotiated by the combined company.

(g) Represents the elimination of the following assets of Meridian that have no future value to the combined company (in thousands):

              Deferred loan costs, net                         $    2,432
              Costs capitalized associated with a new
                  financial reporting software package
                  that will not be implemented by the
                  combined company                                    925
              Rent leveling receivable                              5,740
              Capitalized leasing commissions and expenses,
                  net                                               3,866
              Miscellaneous fixed assets                              716
              Costs incurred related to potential Meridian
                  property acquisitions that are not
                  planned by the combined company                     625
                                                               ----------

                      Total adjustment                         $   14,304
                                                               ==========

(h) Represents the pay down on Meridian's line of credit as a result of the cash payments received by Meridian upon the assumed exercise of Meridian's outstanding options and warrants as follows (dollars in thousands, except per share amounts):


              2,024,371 options at a weighted average
                  exercise price of $19.07 per share         $     38,605
              615,995 warrants at a weighted average
                  exercise price of $15.74 per share                9,696
                                                             ------------

                      Cash proceeds from assumed exercise    $     48,301
                                                             ============

          See note (l).

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                            BALANCE SHEET (CONTINUED)
                                  (Unaudited)


(i) The adjustments to Meridian's mortgage notes payable and long-term debt reflects the premium or discount to adjust these financial instruments to their estimated fair value. The adjustment is based on the present value of amounts to be paid using interest rates currently available to ProLogis for debt obligations with similar terms and features. The borrowing rates available to ProLogis are assumed to be comparable to the borrowing rates available to the combined company. The adjustments are based on current rates ranging from 7.20% to 8.05%.

(j) Represents the liability to be assumed by the combined company related to the costs of the severance packages of Meridian employees who will be involuntarily terminated as a result of the Merger. These estimated costs are considered part of the purchase price.

(k) Represents the assumed pre-Merger conversion of 1,623,376 shares of Meridian's Series B convertible preferred stock into shares of Meridian common stock on a one for one basis ($1,000 par value and $24,999,000 additional paid-in capital). The cash proceeds are assumed to be used to repay borrowings on Meridian's line of credit. See notes
         (h) and (l).

(l) Represents the issuance of shares of Meridian common stock upon the assumed exercise of outstanding options and warrants ($3,000 par value and $48,298,000 additional paid-in capital ). See note (k).

(m) Represents adjustment of Meridian's stockholders' equity based on the assumed fair value of the shares to be received from ProLogis as calculated below (dollars in thousands, except per share amounts):

              39,841,746 shares of common stock at $22.725
                  per share (the assumed per share value of
                  the ProLogis Common Shares to be issued
                  to Meridian holders on a 1.10 for one basis
                  as described in notes (c) and (q))            $   905,404
              2,000,000 shares of preferred stock at $24.50
                  per share (the assumed per share value of
                  the ProLogis preferred shares to be issued
                  to Meridian holders on a one for one basis
                  as described in notes (c) and (q))                 49,000
              Meridian's pre-Merger pro forma stockholders'
                  equity (assumes conversion of Meridian
                  Series B preferred stock and exercise of
                  options and warrants described in notes
                  (k) and (l))                                     (675,738)
                                                                -----------
                      Total adjustment                          $   278,666
                                                                ===========

                                        9

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                            BALANCE SHEET (CONTINUED)
                                  (Unaudited)


(n) Represents the adjustment to real estate associated with the $5.6 million of costs assumed to be incurred by ProLogis in connection with the Merger. See note (o).

(o) Represents the assumed incremental borrowings necessary to fund the following cash payments associated with the Merger (in thousands):



               Merger transaction costs:
                  Banking and professional fees                 $      5,350
                  Other costs including printing,
                    filing, title and transfer costs                     200
                                                                ------------
                                                                       5,550
                Severance payments (see note (j))                     10,304
                Merger registration costs                                759
                                                                ------------
                        Total incremental borrowings
                            on line of credit                   $     16,613
                                                                ============

(p) Represents the adjustment to accounts payable and other liabilities for the assumed payment of accrued severance costs. See notes (j) and (o).

(q) Represents: (i) the 1.10 for one exchange of 36,219,769 shares of Meridian common stock ($0.001 par value) for 39,841,746 ProLogis Common Shares ($0.01 par value) and (ii) the one for one exchange of 2,000,000 shares of Meridian Series D preferred stock for 2,000,000 comparable ProLogis Series E preferred shares($25.00 per share stated liquidation preference). The shares of Meridian common stock are determined as follows:


                Pre-merger pro forma shares outstanding           31,674,027
                Conversion of Meridian Series B preferred
                    stock (see note (k))                           1,623,376
                Assumed exercise of options and warrants
                    (see note (l))                                 2,640,366
                Conditional stock grants                             282,000
                                                                 -----------

                      Adjusted pre-Merger pro forma Meridian
                          common stock outstanding                36,219,769
                                                                 ===========

(r) Represents the following adjustments to additional paid-in capital resulting from the application of purchase accounting: (i) a $362,000 adjustment for the difference between the $0.001 par value of Meridian's common stock as compared to the $0.01 par value of ProLogis' Common Shares related to the exchange of shares referenced in note (q), and (ii) the reclassification of $14,639,000 of Meridian's distributions in excess of net earnings to additional paid-in capital.

                                 PROLOGIS TRUST

                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                            EARNINGS FROM OPERATIONS
                      Nine Months Ended September 30, 1998
                      (In thousands, except per share data)
                                   (Unaudited)

                                                      ProLogis          Meridian         Pro Forma         ProLogis
                                                     Pre-Merger        Pre-Merger         Merger          Post-Merger
                                                     Pro Forma (s)      Pro Forma (t)   Adjustments (u)    Pro Forma
                                                    ------------      ------------     ------------       -----------

Income:
     Rental income                                  $    256,016      $     77,599     $         --       $   333,615
     Other real estate income                             10,542                --               --            10,542
     Income from unconsolidated
         subsidiaries and JV                               1,930             3,883               --             5,813
     Foreign exchange gains, net                           5,336                --               --             5,336
     Interest and other income                             2,012             1,339               --             3,351
                                                    ------------      ------------     ------------       -----------
                  Total income                           275,836            82,821               --           358,657
                                                    ------------      ------------     ------------       -----------

Expenses:
     Rental expenses, net of recoveries                   20,879             5,742             (422)  (v)      26,199
     General and administrative                           14,060             5,502           (4,762)  (w)      14,800
     Administrative services fee paid to affiliate         1,566                --               --             1,566
     Depreciation and amortization                        74,795            18,021            6,071   (x)      98,887
     Interest                                             55,374            17,807           (3,032)  (y)      70,149
     Interest rate hedge expense                          27,652                --           12,633   (z)      40,285
     Other                                                 4,096               713               --             4,809
                                                    ------------      ------------     ------------       -----------
                  Total expenses                         198,422            47,785           10,488           256,695
                                                    ------------      ------------     ------------       -----------

Earnings from operations before minority
     interest, excluding gains on dispositions            77,414            35,036          (10,488)          101,962
Minority interest share in net earnings                    3,101               896               --             3,997
                                                    ------------      ------------     ------------       -----------

Earnings from operations, excluding gains on
     dispositions                                         74,313            34,140          (10,488)           97,965
Less preferred share dividends                            35,543             4,888           (1,607) (aa)      38,824
                                                    ------------      ------------     ------------       -----------

Net earnings from operations attributable to
     common shares                                  $     38,770      $     29,252     $     (8,881)      $    59,141
                                                    ============      ============     ============       ===========

Weighted average common shares
     outstanding - basic (bb)                            121,183            31,674                            161,023
                                                    ============      ============                        ===========
Weighted average common shares
     outstanding - diluted (bb)                          121,421            32,131                            161,261
                                                    ============      ============                        ===========

Per share net earnings from operations
     attributable to common shares:
         Basic (bb)                                 $       0.32     $       0.92                         $      0.37
                                                    ============     ============                         ===========
         Diluted (bb)                               $       0.32     $       0.91                         $      0.37
                                                    ============     ============                         ===========


                                                                    (Continued)



          The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                      EARNINGS FROM OPERATIONS (CONTINUED)
                      Nine Months Ended September 30, 1998
                     (In thousands, except per share data)
                                   (Unaudited)


                                                      ProLogis          Meridian         Pro Forma         ProLogis
                                                     Pre-Merger        Pre-Merger         Merger          Post-Merger
                                                     Pro Forma (s)     Pro Forma (t)    Adjustments (u)    Pro Forma
                                                   ------------       -----------       -----------       -----------

Reconciliation of net earnings from operations
     attributable to common shares to funds
     from operations attributable to common
     shares:
Net earnings from operations attributable to
     common shares                                 $      38,770      $     29,252      $    (8,881)      $    59,141
Add (Deduct):
     Real estate depreciation and amortization            74,013            17,908            6,071            97,992
     Minority interest                                     3,101               851               --             3,952
     Foreign currency exchange gain related to
         acquisition of affiliate                         (2,054)               --               --            (2,054)
     Interest rate hedge expense                          27,652                --           12,633            40,285
     Net foreign exchange gain on remeasurement
         of intercompany debt                             (3,417)               --               --            (3,417)
     Non-recurring costs                                   1,452                --               --             1,452
     Parent companies' share of reconciling items
         of unconsolidated subsidiaries and JV            32,702             1,134               --            33,836
                                                   -------------     -------------    -------------       -----------
Funds from operations attributable to common
     shares (cc)                                   $     172,219     $      49,145    $       9,823       $   231,187
                                                   =============     =============    =============       ===========

Weighted average common shares
     outstanding - basic (cc)                            126,253            32,157                            166,624
                                                   =============     =============                        ===========
Weighted average common shares
     outstanding - diluted (cc)                          136,647            34,237                            177,018
                                                   =============     =============                        ===========

Cash Flow Summary:
     Net cash provided by operating activities     $     175,391     $      45,077    $       6,951       $   227,419
     Net cash used in investing activities              (840,565)         (356,343)              --        (1,196,908)
     Net cash provided by financing activities           672,886           311,102          (11,026)          972,962
















          The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                            EARNINGS FROM OPERATIONS
                          Year Ended December 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)


                                                      ProLogis          Meridian        Pro Forma          ProLogis
                                                     Pre-Merger        Pre-Merger        Merger           Post-Merger
                                                     Pro Forma (s)     Pro Forma (t)   Adjustments (u)     Pro Forma
                                                   -------------     -------------    ------------        -----------

Income:
     Rental income                                 $     305,994     $     101,840    $          --       $   407,834
     Other real estate income                             12,291                --               --            12,291
     Income from unconsolidated subsidiaries               3,278             3,223               --             6,501
     Interest and other income                             2,392             3,191               --             5,583
                                                   -------------     -------------    -------------       -----------
                  Total income                           323,955           108,254               --           432,209
                                                   -------------     -------------    -------------       -----------

Expenses:
     Rental expenses, net of recoveries                   31,052            14,111              593   (v)      45,756
     General and administrative                            5,742             6,037           (5,051)  (w)       6,728
     REIT management fee paid to affiliate                19,938                --               --            19,938
     Administrative services fee paid to affiliate         1,113                --               --             1,113
     Depreciation and amortization                        82,077            21,784            8,095   (x)     111,956
     Interest                                             67,203            20,050           (3,821)  (y)      83,432
     Costs incurred in acquiring management
         companies from affiliate                         75,376                --               --            75,376
     Foreign exchange loss                                 6,376                --               --             6,376
     Other                                                 3,891               175               --             4,066
                                                   -------------     -------------    -------------       -----------
                  Total expenses                         292,768            62,157             (184)          354,741
                                                   -------------     -------------    -------------       -----------

Earnings from operations before minority
     interest, excluding gains on dispositions            31,187            46,097              184            77,468
Minority interest share in net earnings                    3,560               660               --             4,220
                                                   -------------     -------------    -------------       -----------

Earnings from operations, excluding gains
     on dispositions                                      27,627            45,437              184            73,248
Less preferred share dividends                            35,318             6,518           (2,143) (aa)      39,693
                                                   -------------     -------------    -------------       -----------

Net earnings (loss) from operations attributable
     to common shares                              $      (7,691)    $      38,919    $       2,327       $    33,555
                                                   =============     =============    =============       ===========

Weighted average common shares
     outstanding - basic (bb)                            100,729     $      31,674                            140,569
                                                   =============     =============                        ===========
Weighted average common shares
     outstanding - diluted (bb)                          100,729     $      32,131                            140,709
                                                   =============     =============                        ===========

Per share net earnings (loss) from operations
     attributable to common shares:
         Basic (bb)                                $       (0.08)    $        1.23                         $      0.24
                                                   =============     =============                         ===========
         Diluted (bb)                              $       (0.08)    $        1.21                         $      0.24
                                                   =============     =============                         ===========


                                                                     (Continued)


          The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                      EARNINGS FROM OPERATIONS (CONTINUED)
                          Year Ended December 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)

                                                      ProLogis          Meridian       Pro Forma           ProLogis
                                                     Pre-Merger        Pre-Merger        Merger           Post-Merger
                                                     Pro Forma (s)     Pro Forma (t)   Adjustments (u)     Pro Forma
                                                   -------------     ------------     -------------       -----------

Reconciliation of net earnings  (loss) from
     operations  attributable  to common shares
     to funds from operations attributable to
     common shares:
Net earnings (loss) attributable to common shares  $      (7,691)    $      38,919    $       2,327       $    33,555
Add (Deduct):
     Real estate depreciation and amortization            81,790            21,699            8,095           111,584
     Minority interest                                     3,560               630               --             4,190
     Foreign currency exchange loss related
         to acquisition of affiliate                       6,028                --               --             6,028
     Net foreign exchange loss on remeasurement
         of intercompany debt                                348                --               --               348
     Non-recurring costs                                  75,376                --               --            75,376
     Parent companies' share of reconciling items
         of unconsolidated subsidiaries                    2,419             1,514               --             3,933
                                                   -------------     -------------    -------------       -----------
Funds from operations attributable to common
     shares (cc)                                   $     161,830     $      62,762    $      10,422       $   235,014
                                                   =============     =============    =============       ===========

Weighted average common shares
     outstanding - basic (cc)                            105,919            32,157                            146,290
                                                   =============     =============                        ===========
Weighted average common shares
     outstanding - diluted (cc)                          116,371            34,237                            156,742
                                                   =============     =============                        ===========

Cash Flow Summary:
     Net cash provided by operating activities     $     193,044     $      82,363    $       6,696       $   282,103
     Net cash used in investing activities              (650,246)         (533,745)         (15,854)       (1,199,845)
     Net cash provided by financing activities           478,212           456,131           17,997           952,340


















     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                     STATEMENTS OF EARNINGS FROM OPERATIONS
                    Nine Months Ended September 30, 1998 and
                          Year Ended December 31, 1997
                                   (Unaudited)
                                 (In thousands)


(s) Reference is made to ProLogis' Current Report on Form 8-K filed on December 4, 1998 with the Securities and Exchange Commission for the source of ProLogis' pre-Merger pro forma statements of earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997. The pre-Merger pro forma statements of earnings from operations give effect to the acquisitions of industrial distribution facilities subsequent to December 31, 1996 as if the acquisitions had occurred as of January 1, 1997.

(t) Reference is made to Meridian's Current Report on Form 8-K filed on December 7, 1998 with the Securities and Exchange Commission for the source of Meridian's pre-Merger pro forma statements of earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997. The pre-Merger pro forma statements of earnings from operations give effect to the acquisitions of real estate assets subsequent to December 31, 1996 as if the acquisitions had occurred as of January 1, 1997. Certain amounts have been reclassified to conform to ProLogis' presentation.

(u) The accompanying pro forma condensed consolidated statements of earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 do not give effect to the fully stabilized results of operations related to: (i) facilities under development of both ProLogis and Meridian at September 30, 1998 with a combined total budgeted completion cost of $544.2 million; or, (ii) completed developments of ProLogis and Meridian during 1997 and the first nine months of 1998 with a total combined budgeted completion cost of $678.3 million. Management believes that there will be sufficient depth of management and personnel such that additional facilities can be developed and managed without a significant increase in personnel or other costs. As a result, management believes that the accretion in net earnings from operations and funds from operations from the Merger reflected in the pro forma condensed consolidated statements of earnings from operations is not indicative of the full accretion that is expected to occur on a post-Merger basis.

(v) Represents estimated changes in property expenses expected to occur after the Merger is consummated. The adjustment includes: (i) the elimination of substantially all of the third party property management fees incurred by Meridian as the combined company will manage substantially all of the acquired facilities internally and
         (ii) the additional personnel and other overhead costs to be incurred by the combined company to internally manage the acquired facilities as follows (in thousands):

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
               STATEMENTS OF EARNINGS FROM OPERATIONS (CONTINUED)
                                   (Unaudited)


                                                  Nine Months
                                                      Ended      Year Ended
                                                  September 30,  December 31,
                                                      1998          1997
                                                  ------------   -----------

              Elimination of Meridian third-party
                   property management expenses    $   (1,809)   $   (1,256)
              Additional costs to be incurred by
                   combined company:
                      Salaries and benefits             1,112         1,483
                      Other                               275           366
                                                   ----------    ----------

                            Total adjustment       $     (422)   $      593
                                                   ==========    ==========

         On September 8, 1997, ProLogis became an internally managed REIT through the acquisition of its REIT management and property management companies. The pro forma condensed consolidated statement of earnings from operations for the year ended December 31, 1997 reflects the externally managed structure for the period from January 1, 1997 to September 8, 1997. The cost savings expected to result from the Merger, as computed above, are based on ProLogis' current cost structure as an internally managed REIT.

         Management believes that the cost savings in future periods will be greater than the amount summarized above as a result of incremental operating efficiencies and economies of scale which are expected to be realized in the future. Futhermore, management believes that there will be sufficient depth of management and personnel such that additional operating assets can be acquired, developed and managed without a direct proportional increase in personnel and other costs.

(w) Represents estimated cost savings expected to occur after the Merger is consummated. The adjustment includes (i) the elimination of all of the Meridian corporate general and administrative expenses, as all such functions are considered duplicative and will be assumed by ProLogis current personnel and (ii) the additional cost to be incurred by the combined company upon assumption of the Meridian functions eliminated as a result of the Merger as follows (in thousands):

                                                    Nine Months
                                                       Ended       Year Ended
                                                    September 30,  December 31,
                                                       1998           1997
                                                    ------------   -----------

              Elimination of Meridian general and
                   administrative expenses          $    (5,502)   $    (6,037)
              Additional costs to be incurred by
                   combined company:
                      Salaries and benefits                 218             291
                      Other                                 522             695
                                                    -----------    ------------

                          Total adjustments         $    (4,762)   $     (5,051)
                                                    ===========    ============

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
               STATEMENTS OF EARNINGS FROM OPERATIONS (CONTINUED)
                                   (Unaudited)


         On September 8, 1997, ProLogis became an internally managed REIT through the acquisition of its REIT management and property management companies. The pro forma condensed consolidated statement of earnings from operations for the year ended December 31, 1997 reflects the externally managed structure for the period from January 1, 1997 to September 8, 1997. The cost savings expected to result from the Merger as computed above, are based on ProLogis' current cost structure as an internally managed REIT.

         Management believes that the cost savings in future periods will be greater than the amount summarized above as a result of incremental operating efficiencies and economies of scale which are expected to be realized in the future. Futhermore, management believes that there will be sufficient depth of management and personnel such that additional operating assets can be acquired, developed and managed without a direct proportional increase in personnel and other costs.

(x) Represents the net increase in depreciation of real estate as a result of the step-up in basis to record Meridian's real estate at estimated fair value for the periods indicated (in thousands):

                                                       Nine Months
                                                          Ended     Year Ended
                                                      September 30, December 31,
                                                          1998         1997
                                                       -----------  ----------

              Step-up in real estate basis
                (see notes (d), (j) and (n))            $  310,603  $  310,603
              Less amount of step-up allocated to:
                  Land held for development                   (309)       (309)
                  Developments in progress                 (22,527)    (22,527)
                  Land portion of operating facilities     (42,857)    (42,857)
                  Participating mortgage                    (2,052)     (2,052)
                                                        ----------  ----------
              Depreciable portion of step-up in basis      242,858     242,858
                                                        ----------  ----------

              Estimated annual incremental depreciation
                  expense based on an assumed weighted
                  average life of 30 years                   8,095       8,095
              Proration factor                                0.75         1.0
                                                        ----------  ----------

                    Estimated incremental depreciation  $    6,071  $    8,095
                                                        ==========  ==========

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
               STATEMENTS OF EARNINGS FROM OPERATIONS (CONTINUED)
                                   (Unaudited)


(y) Represents the net decrease in interest expense as a result of the following items for the periods indicated (in thousands):

                                                      Nine Months
                                                         Ended      Year Ended
                                                      September 30, December 31,
                                                          1998         1997
                                                      ------------   ----------


              Decrease related to the pay down on
                  Meridian's line of credit as a
                  result of the assumed exercise of
                  options and warrants described in
                  note (l) (1)                         $   (2,584)   $   (3,360)
              Decrease based on the pro forma interest
                  rates resulting from the adjustments
                  of Meridian's debt to its estimated
                  fair market value as described in
                  note (i) (2)                               (303)         (404)
              Decrease in Meridian loan cost amortiza-
                  tion related to the elimination of
                  Meridian deferred loan costs as
                  described in note (g)                      (962)       (1,178)
              Increase related to additional borrowings
                  on the line of credit to fund the
                  Merger-related costs identified in
                  note (o) (3)                                817         1,121
                                                       ----------    ----------

                        Total adjustment               $   (3,032)   $   (3,821)
                                                       ==========    ==========

---------------
              (1) Computed using Meridian's actual weighted average interest rate of 7.13% for the nine months ended September 30, 1998 and 6.96% for the year ended December 31, 1997.

              (2) Based on effective interest rates determined to be available to the combined company (7.20% for secured long-term debt and 7.95% - 8.05% for unsecured long-term debt).

              (3) Computed using ProLogis' actual weighted average interest rate of 6.56% for the nine months ended September 30, 1998 and 6.75% for the year ended December 31, 1997.

(z) Represents the expense associated with the termination of an interest rate contract of Meridian during the nine months ended September 30, 1998. This expense is not included in Meridian's pre-Merger pro forma condensed consolidated statement of earnings from operations because the contract was terminated and the expense is not considered to be reflective of continuing operations. Because ProLogis recognized a mark to market expense on similar interest rate contracts (that have not yet been terminated) in its pre-Merger pro forma condensed consolidated statement of earnings from operations for the nine months ended September 30, 1998, this adjustment is necessary for a consistent presentation on a combined company basis.

(aa) Represents the elimination of dividends on the Meridian Series B preferred stock for the periods indicated that is assumed to be converted to shares of Meridian common stock as of January 1, 1997. See note (k).

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
               STATEMENTS OF EARNINGS FROM OPERATIONS (CONTINUED)
                                   (Unaudited)


(bb) A reconciliation of the denominator used to calculate basic net earnings per common share to the denominator used to calculate diluted net earnings per common share for the periods indicated for ProLogis and Meridian on a pre-Merger pro forma basis and for ProLogis on a pro forma post-Merger basis is as follows (in thousands, except per share amounts):

                                          Nine Months Ended September 30, 1998
                                          ------------------------------------
                                                Pre-Merger
                                          -----------------------
                                                                    ProLogis
                                            ProLogis   Meridian   Post-Merger
                                           Pro Forma   Pro Forma   Pro Forma
                                           ----------  ----------  ----------
          Net earnings from operations
             attributable to common shares $   38,770  $   29,252  $   59,141
                                           ==========  ==========  ==========

          Weighted average common shares
             outstanding - basic              121,183      31,674     161,023(1)
          Incremental options and warrants        238         457         238
                                           ----------  ----------  ----------
          Adjusted weighted-average common
             shares outstanding - diluted     121,421      32,131     161,261(1)
                                                                             (2)
                                           ==========  ==========  ==========

          Per share net earnings from
             opertions attributable to
             common shares:
                Basic                      $     0.32  $     0.92  $     0.37
                                           ==========  ==========  ==========
                Diluted                    $     0.32  $     0.91  $     0.37(2)
                                           ==========  ==========  ==========

                                              Year Ended December 31, 1997
                                           ----------------------------------
                                                 Pre-Merger
                                           ----------------------
                                                                    ProLogis
                                            ProLogis    Meridian   Post-Merger
                                           Pro Forma    Pro Forma   Pro Forma
                                           ----------   ---------  ----------
          Net earnings (loss) from
             operations attributable
             to common shares              $   (7,691)  $  38,919  $   33,555
                                           ==========   =========  ==========

          Weighted average common shares
             outstanding - basic              100,729      31,674     140,569(1)
          Incremental options and warrants         --         457         140
                                           ----------   ---------  ----------
          Adjusted weighted-average common
             shares outstanding - diluted     100,729      32,131     140,709(1)
                                                                             (3)
                                           ==========   =========  ==========

          Per share net earnings from
             operations attributable to
             common shares:
                Basic                      $    (0.08)  $    1.23  $     0.24
                                           ==========   =========  ==========
                Diluted                    $    (0.08)  $    1.21  $     0.24(3)
                                           ==========   =========  ==========

---------------
     (1) The ProLogis post-Merger pro forma weighted average common shares outstanding reflects the following adjustments based on the assumption that the Merger occurred as of January 1, 1997: (i) the assumed pre-Merger conversion of Meridian's Series B preferred stock to Meridian common stock; (ii) the assumed pre-Merger exercise of all of Meridian's outstanding options and warrants; and, (iii) the increase resulting from the issuance of 1.10 ProLogis Common Shares for one share of Meridian common stock.

                                       19

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
               STATEMENTS OF EARNINGS FROM OPERATIONS (CONTINUED)
                                   (Unaudited)


     (2) For the nine months ended September 30, 1998, there were 10,156 weighted average ProLogis Series B Preferred Shares and 5,601 weighted average limited partnership units outstanding on an as-converted basis that were not assumed to be converted into ProLogis Common Shares for purposes of calculating diluted earnings per ProLogis Common Share as the effect was antidilutive.

     (3) For the year ended December 31, 1997, there were 10,319 weighted average ProLogis Series B Preferred Shares and 5,721 weighted average limited partnership units outstanding on an as-converted basis that were not assumed to be converted into ProLogis Common Shares for purposes of calculating diluted earnings per ProLogis Common Share as the effect was antidilutive.

(cc) Funds from operations represent net earnings (computed in accordance with generally accepted accounting principles ("GAAP")) before minority interest, before gains or losses from debt restructuring, before gains or losses on disposition of depreciated real estate, before gains or losses from mark to market adjustments resulting from the remeasurement (based on current foreign currency exchange rates) of intercompany and other debt of foreign subsidiaries, before deferred tax benefits and deferred tax expenses of taxable subsidiaries, before significant non-recurring items that materially distort the comparative measurement of company performance over time, plus real estate depreciation and amortization (exclusive of amortization of loan costs), and after adjustments for unconsolidated subsidiaries calculated to compute their funds from operations on the same basis as the parent company. Management believes that funds from operations is helpful to a reader as a measure of the performance of an equity real estate investment trust ("REIT") because, along with cash flow from operating activities, investing activities and financing activities, it provides a reader with an indication of the ability of the REIT to incur and service debt, to make capital expenditures and to fund other cash needs. The funds from operations measures presented by ProLogis and Meridian are comparable. However, while consistent with the National Association of Real Estate Investment Trusts' definition, ProLogis' and Meridian's funds from operations measures will not be comparable to similarly titled measure of other REITs which do not compute funds from operations in a manner consistent with ProLogis and Meridian. Funds from operations are not intended to represent cash made available to shareholders. Funds from operations should not be considered as an alternative to net earnings or any other GAAP measurement of performance as an indicator of ProLogis' or Meridian's operating performance, or as an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

          A reconciliation of the information used to calculate basic and diluted funds from operations and weighted average common shares for the basic and diluted (as defined by GAAP) presentations for the periods indicated for ProLogis and Meridian on a pre-Merger pro forma basis and for ProLogis on a pro forma post-Merger basis is as follows (in thousands):

                                 PROLOGIS TRUST

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
               STATEMENTS OF EARNINGS FROM OPERATIONS (CONTINUED)
                                   (Unaudited)

                                        Nine Months Ended September 30, 1998
                                        ------------------------------------
                                               Pre-Merger
                                          ---------------------
                                                                 ProLogis
                                          ProLogis    Meridian  Post-Merger
                                          Pro Forma   Pro Forma  Pro Forma
                                          ----------  --------- -----------
       Funds from operations attributable
         to common shares - basic (1)     $  172,219  $  49,145  $  231,187
       Convertible Series B preferred
         share dividends                      10,370      1,607      10,370
                                          ----------  ---------  ----------
       Adjusted funds from operations
         attributable to common shares    $  182,589  $  50,752  $  241,557
                                          ==========  =========  ==========

       Weighted average common shares
         outstanding - basic (1)             126,253     32,157     166,624 (2)
       Weighted average conversion of
         Series B preferred shares            10,156      1,623      10,156
       Incremental options and warrants          238        457         238
                                          ----------  ---------  ----------
       Adjusted weighted average common
         shares outstanding - diluted        136,647     34,237     177,018 (2)
                                          ==========  =========  ==========

                                             Year Ended December 31, 1997
                                          ----------------------------------
                                               Pre-Merger
                                          ---------------------
                                                                  ProLogis
                                          ProLogis    Meridian   Post-Merger
                                          Pro Forma   Pro Forma   Pro Forma
                                          ----------  ---------  -----------
       Funds from operations attributable
         to common shares - basic (1)     $  161,830  $  62,762  $   235,014
       Convertible Series B preferred
          share dividends                     14,088      2,143       14,088
                                          ----------  ---------  -----------
       Adjusted funds from operations
         attributable to common shares    $  175,918  $  64,905  $   249,102
                                          ==========  =========  ===========

       Weighted average common shares
         outstanding - basic (1)             105,919     32,157      146,290 (2)
       Weighted average conversion of
         Series B preferred shares            10,319      1,623       10,319
       Incremental options and warrants          133        457          133
                                          ----------  ---------  -----------
       Adjusted weighted average common
         shares outstanding - diluted        116,371     34,237      156,742 (2)
                                          ==========  =========  ===========

---------------
     (1) For purposes of calculating "basic" funds from operations per common share, ProLogis and Meridian use the methodology prescribed by GAAP as adjusted to assume conversion of all limited partnership units to common shares (5,070 and 5,190 on a weighted average basis for ProLogis on a pre-Merger pro forma basis for the nine months ended September 30, 1998 and the year ended December 31, 1997) respectively; 531 on a weighted average basis for Meridian on a pre-Merger pro forma basis for both periods indicated; and 5,553 and 5,673 on a weighted average basis for ProLogis on a pro forma post-Merger basis for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively).

     (2) The ProLogis post-Merger pro forma weighted average common shares outstanding reflects the following adjustments based on the assumption that the Merger occurred as of January 1, 1997: (i) the assumed pre-Merger conversion of Meridian's Series B preferred stock to Meridian common stock; (ii) the assumed pre-Merger exercise of all of Meridian's outstanding options and warrants; and, (iii) the increase resulting from the issuance of 1.10 ProLogis Common Shares for one share of Meridian common stock.

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